UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):      May 7, 2003
                                                              -----------

                            THE STEAK n SHAKE COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)

Indiana                        000-08445                  37-0684070
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


36 S. Pennsylvania St., Suite 500
Indianapolis, Indiana                             46204
----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:       (317) 633-4100
                                                          --------------



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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c)   Exhibits

         99.1 Press release, dated May 7, 2003, announcing second quarter fiscal 2003 results.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 7, 2003, The Steak n Shake Company (the "Company") issued a Press Release announcing its results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

      The information under this caption is intended to be furnished by the Company under Item 12 of Form 8-K but is identified in the submission header for this report as furnished under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE STEAK N SHAKE COMPANY

                                       By:  /s/ James W. Bear
                                            ------------------------------------
                                            James W. Bear, Senior Vice President
                                            and Chief Financial Officer


Dated: May 7, 2003


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                                  Exhibit Index

Number  assigned
in  Regulation  S-K
Item                                                     Description of Exhibits
--------------------------------------------------------------------------------

    99.1_   Press  release,  dated  May  7,  2003.




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                               [GRAPHIC OMITED]
                         THE STEAK N SHAKE COMPANY LOGO


                            THE STEAK N SHAKE COMPANY
              REPORTS ITS SECOND QUARTER FISCAL YEAR 2003 RESULTS.

     INDIANAPOLIS, May 8, 2003 - The Steak n Shake Company (NYSE:SNS) reports
                                                                 ----
revenues and earnings for the Second Quarter of fiscal year 2003 ended April 9, 2003.

Highlights:

            Revenues increased 6.7%, to a record $150,187,367 for the sixteen week Second Quarter

            Diluted earnings per share increased 8.7% to $0.25

            Net Earnings increased 4.6% to $6,838,672 for the Second Quarter

            For the twenty-eight weeks ended April 9, 2003, revenues increased 4.5%. Year to date diluted earnings per share are equal to last year at $0.38 and Net Earnings year to date were $10,240,728, a 3.7% decline from prior year.

            Same store sales increased 2.3%.

During the Second Quarter, President and Chief Operating Officer, Peter Dunn, presented a detailed Strategic Direction for 2003. This presentation is available on-line at the Company's website www.steaknshake.com, Investor
                                           -------------------



                                        4
The Strategic Direction focuses on four major opportunities.

     Improving associate satisfaction and training.

     Growing guest counts.

     Continuously improving margins

     Expanding the brand.

The first area centers on improving associate satisfaction by enhancing incentives and work environments and increasing training and development. Empowering associates with a localized new planning approach will encourage better managed resources through improved participation at all levels of the organization and this approach should translate into reduced turnover..

Once a stronger service foundation is established, the second area involves growing guest counts with precise service execution and measurement. Upgraded consumer marketing programs with a stronger brand focus and expanded marketing reach via new television markets and optimized print execution will bring in new guests to experience Steak n Shake.

The third area is to continuously improve our margins by optimizing labor and purchasing costs.

As guest counts grow, the final area continues the brand growth of Steak n Shake restaurants through Company new unit development in markets like Dallas, TX, Pittsburgh, PA, and South Florida. There are also substantial opportunities to increase the number of restaurants in current markets In addition, it is expected that the number of franchise restaurants will also grow over the next several years.

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
The initial phases of the guest count growth plan have already begun. The acceptance of credit cards at all Steak n Shake restaurants and the commencement of television advertising in Kansas City and Cleveland are two examples.

The implementation of the initial phases of the Strategic Plan has resulted in a turnaround in same store sales. Despite a difficult consumer environment, decreases in overall restaurant occasions, and rough winter weather, the new direction yielded a same store sales increase of 2.3% for the second quarter. This 6.3 point trend improvement from First Quarter has brought year to date same store sales results for the twenty-eight weeks to even. While encouraged by recent results, management does not intend to offer earnings guidance going forward.

On April 9, 2003, there were 413 Steak n Shake restaurants including 57 franchised, operating in nineteen states. Three new restaurants opened during the Quarter.

To date, the company has purchased about 3,400,000 shares as authorized by its 4,000,000 Share Stock Repurchase program.

Steak n Shake is a full service, casual dining restaurant serving a core menu of its famous Steakburgers, thin 'n crispy French Fries and old fashioned hand-dipped Milk Shakes. Menu variety includes sandwiches, such as the Turkey


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
Melt and the Grilled Chicken Breast, as well as Chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the customer's order and served by friendly, well-trained associates. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows. Restaurants are open 24 hours a day, seven days a week.

This press release contains various "forward looking statements" which represent the company's expectations or beliefs concerning future events. Investors are cautioned that reliance on "forward looking statements" involves risks and uncertainties, and although the Company believes that the assumptions on which the "forward looking statements" contained herein are based, are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the "forward looking statements" based upon those assumptions also could be incorrect. Investors are referred to the full discussion of risk and uncertainties associated with "forward looking statements" contained in the Company's filings with the Securities and Exchange Commission.

Contact:     Victor F. Yeandel
             Vic.yeandel@steaknshake.com
             ---------------------------
             www.steaknshake.com
             -------------------
             (317) 633-4100


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
                                  THE STEAK N SHAKE COMPANY
                             CONSOLIDATED STATEMENTS OF EARNINGS

                                              SIXTEEN                   TWENTY-EIGHT
                                            WEEKS ENDED                 WEEKS  ENDED
                                    ----------------------------  ---------------------------
                                      4/9/2003       4/10/2002      4/9/2003      4/10/2002
                                                    (RESTATED)                    (RESTATED)
                                     (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                    -------------  -------------  -------------  ------------
REVENUES
    Net sales                       $ 148,535,098  $ 139,250,562  $ 249,819,827  $239,126,026
    Franchise fees                      1,137,072      1,040,608      1,907,102     1,909,994
    Other, net                            515,197        476,356        978,137       817,846
                                    -------------  -------------  -------------  ------------
                                      150,187,367    140,767,526    252,705,066   241,853,866
                                    -------------  -------------  -------------  ------------

COSTS AND EXPENSES
    Cost of sales                      33,898,635     32,090,019     56,693,766    55,733,906
    Restaurant operating costs         73,276,094     68,224,060    125,018,375   117,723,000
    General and administrative         11,669,720     10,572,253     19,819,162    18,506,862
    Depreciation and amortization       7,146,981      6,797,924     12,586,207    11,984,984
    Marketing                           6,209,846      5,259,706      9,865,496     8,515,162
    Interest                            3,523,234      3,583,502      6,738,632     6,857,980
    Rent                                3,349,028      3,307,739      4,951,520     4,789,182
    Pre-opening costs                     459,157        685,265      1,087,180     1,109,199
                                    -------------  -------------  -------------  ------------
                                      139,532,695    130,520,468    236,760,338   225,220,275
                                    -------------  -------------  -------------  ------------

EARNINGS BEFORE INCOME TAXES           10,654,672     10,247,058     15,944,728    16,633,591

INCOME TAXES                            3,816,000      3,706,500      5,704,000     6,003,000
                                    -------------  -------------  -------------  ------------


NET EARNINGS                        $   6,838,672  $   6,540,558  $  10,240,728  $ 10,630,591
                                    =============  =============  =============  ============

NET EARNINGS PER COMMON AND
 COMMON EQUIVALENT SHARE:
    Basic                           $        0.25  $        0.23  $        0.38  $       0.38
    Diluted                         $        0.25  $        0.23  $        0.38  $       0.38

WEIGHTED AVERAGE SHARES
 AND EQUIVALENTS:
    Basic                              27,011,227     27,981,902     26,982,998    28,050,198
    Diluted                            27,019,027     28,179,059     27,007,785    28,198,227


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

                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                   4/9/2003     9/25/2002
                                                 (UNAUDITED)
                                                 ------------  ------------
ASSETS
    Current assets                               $ 22,917,706  $ 18,627,724
    Property and equipment - net                  364,145,791   359,721,706
    Leased  property - net                          3,886,664     4,079,558
    Other assets                                    9,241,133    13,466,001
                                                 ------------  ------------

    Total assets                                 $400,191,294  $395,894,989
                                                 ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities                          $ 49,650,054  $ 50,291,476
    Deferred income taxes and credits               5,644,675     5,599,138
    Obligations under capital leases              145,911,595   148,531,256
    Senior note                                    21,239,444    24,418,571
    Shareholders' equity                          177,745,526   167,054,548
                                                 ------------  ------------

    Total liabilities and shareholders' equity   $400,191,294  $395,894,989
                                                 ============  ============


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